Sub-Item 77 Q.1 (a)

MONEY MARKET OBLIGATIONS
TRUST
Amendment No. 40
to the
Amended & Restated
DECLARATION OF TRUST

Dated October 6, 1989

THIS Declaration of Trust is
amended as
follows:

	Strike the first
paragraph of
Section
5 of Article III from the
 Declaration
of Trust
and substitute in its place the
 following:

       Section 5.  Establishment
and
Designation of Series or Class.
Without
limiting the authority of the Trustees
set
forth in Article XII, Section 8, inter
 alia, to
establish and designate any additional
series
or class or to modify the rights and
preferences of any existing Series or
Class,
the initial series and classes shall be, and are established and designated as:

Federated Automated Cash Management
Trust
Cash II Shares
Class R Shares
Service Shares
Federated Automated Government Cash
Reserves
Service Shares
Federated Automated Government
Money Trust
Federated California Municipal Cash
Trust
Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated Capital Reserves Fund
Federated Connecticut Municipal Cash
Trust
Cash Series Shares
Service Shares
Federated Florida Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia Municipal Cash Trust
Federated Government Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Government Obligations Tax
Managed Fund
Institutional Shares
Service Shares
Federated Government Reserves Fund
Federated Liberty U.S. Government
Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares



Federated Massachusetts Municipal Cash
Trust
Cash Series Shares
Service Shares
Federated Master Trust
Federated Michigan Municipal Cash
Trust
Institutional Shares
Service Shares
Federated Minnesota Municipal Cash
Trust
Cash Series Shares
Institutional Shares
Federated Money Market Management
Eagle Shares
Institutional Shares
Federated Municipal Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Municipal Trust
Federated New Jersey Municipal Cash
Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated New York Municipal Cash
Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated North Carolina Municipal
Cash Trust
Federated Ohio Municipal Cash Trust
Cash II Shares
Institutional Shares
Service Shares
Federated Pennsylvania Municipal Cash
Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated Prime Cash Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime Management
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Prime Value Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Tax-Free Obligations Fund
Institutional Shares
Service Shares
Federated Tax-Free Trust
Federated Treasury Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Trust for U.S. Treasury
Obligations
Federated U.S. Treasury Cash Reserves
Institutional Shares
Service Shares
Federated Virginia Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Tax-Free Money Market Fund
Investment Shares
Service Shares

	The undersigned, President, hereby
certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of May, 2013 to become effective at close of business on September 20, 2013.

	WITNESS the due execution
hereof this 24th day of September,
2013.




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